                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported): August 22, 2006

                    Honda Auto Receivables 2006-2 Owner Trust
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                       (Issuer with respect to Securities)

                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)

         California                 333-132320                33-0526079
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)

                        American Honda Receivables Corp.
                              20800 Madrona Avenue
                               Torrance, CA 90503
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      Description of the Securities and the Auto Loans

      American Honda receivables Corp. registered issuances of up to
$15,000,000,000 principal amount of Asset Backed Notes and Asset Backed
Certificates on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-132320) (the "Registration Statement").
Pursuant to the Registration Statement, Honda Auto Receivables 2006-2 Owner
Trust (the "Issuer") issued $1,228,722,000 Class A-1 5.42500% Asset Backed Notes
(the "Class A-1 Notes"), Class A-2 5.42% Asset Backed Notes (the "Class A-2
Notes"), Class A-3 5.30% Asset Backed Notes (the "Class A-3 Notes") and Class
A-4 5.28% Asset Backed Notes (the "Class A-4 Notes") (collectively, the

"Notes"), on August 22, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

      The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of August 1, 2006, between the Issuer and
Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture
Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

      The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

      As of the applicable cut-off date, which is July 31, 2006, the receivables possessed the characteristics described in the Prospectus dated August 10, 2006 and the Prospectus Supplement dated August 15, 2006, filed pursuant to Rule
424(b)(5) of the Act on August 17, 2006.

Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

1.1   Underwriting Agreement, dated August 15, 2006, among American Honda
      Receivables Corp., American Honda Finance Corporation and Credit Suisse
      Securities (USA) LLC.

4.1   Indenture, dated as of August 1, 2006, between Honda Auto Receivables
      2006-2 Owner Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2   Amended and Restated Trust Agreement, dated August 22, 2006, among
      American Honda Receivables Corp. and U.S. Bank Trust National Association,
      as owner trustee.

99.1  Sale and Servicing Agreement, dated as of August 1, 2006, among Honda Auto
      Receivables 2006-2 Owner Trust, American Honda Receivables Corp. and
      American Honda Finance Corporation.

99.2  Receivables Purchase Agreement, dated as of August 1, 2006, between
      American Honda Finance Corporation and American Honda Receivables Corp.

99.3  Administration Agreement, dated as of August 1, 2006, among Honda Auto
      Receivables 2006-2 Owner Trust, American Honda Finance Corporation,
      American Honda Receivables Corp. and Deutsche Bank Trust Company Americas,
      as indenture trustee.

99.4  Control Agreement, dated as of August 1, 2006, among American Honda
      Receivables Corp., Honda Auto Receivables 2006-2 Owner Trust, American
      Honda Finance Corporation, Deutsche Bank Trust Company Americas, as
      indenture trustee and assignee-secured party, and Deutsche Bank Trust
      Company Americas, as securities intermediary.

99.5  Customer Agreement, dated February 5, 2002, between triVIN, Inc. and
      American Honda Finance Corporation, as amended.

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                                   SIGNATURES

      Pursuant to the requirements of the Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         American Honda Receivables Corp.

                                         Registrant

                                         By: /s/ H. Tanaka
                                            -----------------------------------
                                         Name: H. Takahashi
                                         Title: President

August 24, 2006

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EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

Exhibit 1.1       Underwriting Agreement, dated August 15, 2006, among American
                  Honda Receivables Corp., American Honda Finance Corporation
                  and Credit Suisse Securities (USA) LLC.

Exhibit 4.1       Indenture, dated as of August 1, 2006, between Honda Auto
                  Receivables 2006-2 Owner Trust and Deutsche Bank Trust Company
                  Americas, as indenture trustee.

Exhibit 4.2       Amended and Restated Trust Agreement, dated August 22, 2006, among American Honda Receivables Corp. and U.S. Bank Trust
                  National Association, as owner trustee.

Exhibit 99.1      Sale and Servicing Agreement, dated as of August 1, 2006,
                  among Honda Auto Receivables 2006-2 Owner Trust, American
                  Honda Receivables Corp. and American Honda Finance
                  Corporation.

Exhibit 99.2      Receivables Purchase Agreement, dated as of August 1, 2006, between American Honda Finance Corporation and American
                  Honda Receivables Corp.

Exhibit 99.3      Administration Agreement, dated as of August 1, 2006, among
                  Honda Auto Receivables 2006-2 Owner Trust, American Honda
                  Finance Corporation, American Honda Receivables Corp. and
                  Deutsche Bank Trust Company Americas, as indenture trustee.

Exhibit 99.4      Control Agreement, dated as of August 1, 2006, among American
                  Honda Receivables Corp., Honda Auto Receivables 2006-2 Owner
                  Trust, American Honda Finance Corporation, Deutsche Bank Trust
                  Company Americas, as indenture trustee and assignee-secured party, and Deutsche Bank Trust Company Americas, as securities intermediary.

Exhibit 99.5      Customer Agreement, dated February 5, 2002, between triVIN,
                  Inc. and American Honda Finance Corporation, as amended.